UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2018

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 23, 2018, our talent and compensation committee (the “Compensation Committee”) of our board of directors approved amendments and/or restatements to our outperformance plan and certain of our form award agreements to reflect a change to our retirement eligibility threshold. Upon attaining this retirement eligibility threshold and upon certain conditions, certain participants will be eligible for benefits under our compensation program allowing for accelerated or modified vesting of certain equity awards. Our new retirement eligibility threshold is as follows:

“Retirement Eligibility” means the occurrence of either one of the following criteria: (A) the applicable grantee has attained at least age 55 and has completed at least fifteen years of service with us and related companies (including any predecessors thereto) or (B) the applicable grantee has attained at least age 60 and the sum of his or her age and years of service with us and related companies (including any predecessors thereto) equals or exceeds seventy.

On August 23, 2018, the Compensation Committee also approved a form of waiver (the “NEO Retirement Eligibility Waiver”) of retirement eligibility related benefits in our equity awards granted to our Chief Legal Officer, Chief Financial Officer, Chief Investment Officer, our CEO, the Americas and our CEO, Europe and Asia (collectively, the “NEOs”). Such NEOs intend to voluntarily elect to execute such waiver to forgo retirement eligibility benefits effective after September 1, 2018. Such form of waiver is substantially similar to the waiver of retirement eligibility benefits our Chief Executive Officer volunteered to execute in 2017.

Generally, with respect to any equity award granted to the NEOs under our current incentive plans or programs after September 1, 2018, such waiver will (1) make the applicable NEO ineligible for any accelerated, full or modified vesting pursuant to retirement eligibility requirements of any applicable plan or award and (2) for so long as the NEO continues to provide services as an employee or member of the board of directors, or substantive services as a consultant, independent contractor or agent to us or related companies (as defined in the agreement), vesting shall continue in accordance with the applicable plan and award document, as if the applicable NEO was providing continuous services as our employee for so long as such service relationship continues.

The Prologis, Inc. Second Amended and Restated 2018 Outperformance Plan, the form of Outperformance Plan LTIP Unit Award Agreement, the form of LTIP Unit Award Agreement to be used in connection with our bonus exchange program, the form of omnibus LTIP Unit Award Agreement, the form of global Restricted Stock Unit (“RSU”) Agreement, the form of RSU Agreement to be used in connection with the election of certain participants to receive LTIP units or RSUs in settlement of certain equity awards and the form of NEO Retirement Eligibility Waiver have been included herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Prologis, Inc. Second Amended and Restated 2018 Outperformance Plan

10.2	Form of Outperformance Plan LTIP Unit Award Agreement

10.3	Form of LTIP Unit Award Agreement (Bonus Exchange)

10.4	Form of LTIP Unit Award Agreement (Omnibus)

10.5	Form of RSU Agreement (Global)

10.6	Form of RSU Agreement (LTIP Unit Election)

10.7	Form of NEO Retirement Eligibility Waiver

Exhibit Index

Exhibit No.	Description

10.1	Prologis, Inc. Second Amended and Restated 2018 Outperformance Plan

10.2	Form of Outperformance Plan LTIP Unit Award Agreement

10.3	Form of LTIP Unit Award Agreement (Bonus Exchange)

10.4	Form of LTIP Unit Award Agreement (Omnibus)

10.5	Form of RSU Agreement (Global)

10.6	Form of RSU Agreement (LTIP Unit Election)

10.7	Form of NEO Retirement Eligibility Waiver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2018

PROLOGIS, INC.

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel

Date: August 27, 2018

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel